September 13, 2006

VIA EDGAR

Securities and Exchange Commission

100 F Street N.E.

Washington, D.C. 20549-0506

Re:	WRL Series Annuity Account

File No. 811-5672, CIK: 0000841056

Rule 30b2-1 Filing

Commissioners:

As required by Rule 30d-2 under the Investment Company Act of 1940, as amended (the “Act”), WRL Series Annuity Account, a unit investment trust registered under the Act, recently mailed to its contract owners the semi/annual report for the following underlying management investment companies: AEGON/Transamerica Series Trust and Fidelity Variable Insurance Products Fund. This filing constitutes the filing of those reports as required by Rule 30b2-1 under the Act.

Pursuant to Rule 30d-1 under the Act:

•	On August 29, 2006, AEGON/Transamerica Series Trust, filed its semi annual report with the Commission via EDGAR (CIK: 0000778207);

•	On August 25, 28 and 29, 2006, Fidelity Variable Insurance Products Fund filed its semi annual report with the Commission via EDGAR (CIK: 0000356494, 0000831016, 0000927384).

To the extent necessary, these filings are incorporated herein by reference.

Very truly yours,

/s/ Darin D. Smith
Darin D. Smith, Vice President Western Reserve Life Assurance Co. of Ohio